Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group





President
Section 906 Certification under Sarbanes Oxley Act





I, Vincent J. Esposito, certify that:

1. I have reviewed this report, filed on behalf of Scudder International Equity Fund, a series of Scudder Institutional Funds, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss.15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



January 9, 2006              /s/Vincent J. Esposito
                             ---------------------------------
                             Vincent J. Esposito
                             President
                             Scudder International Equity Fund, a series of
                             Scudder Institutional Funds

                                                Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group





Chief Financial Officer and Treasurer
Section 906 Certification under Sarbanes Oxley Act





I, Paul Schubert, certify that:

1. I have reviewed this report, filed on behalf of Scudder International Equity Fund, a series of Scudder Institutional Funds, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



January 9, 2006                  /s/Paul Schubert
                                 ----------------------
                                 Paul Schubert
                                 Chief Financial Officer and Treasurer
                                 Scudder International Equity Fund, a series of
                                 Scudder Institutional Funds